THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy Shareholder’s Advantage® A Class
American Legacy III® B Class
American Legacy® Fusion

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Class
ChoicePlusSM Fusion

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy Shareholder’s Advantage® A Class
American Legacy III® B Class
American Legacy® Fusion

Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Class
ChoicePlusSM Fusion

Supplement dated September 3, 2020 to the Prospectus dated May 1, 2020

This supplement outlines changes to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The Contracts – Living Benefit Riders. Beginning September 14, 2020, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) rider is only available if you are transitioning from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider may continue to transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Additionally, i4LIFE® Advantage without Guaranteed Income Benefit will still be available for election by both new and existing Contractowners.

All other provisions of your prospectus not discussed in the supplement remain unchanged. Please keep this supplement with your prospectus for future reference.